Exhibit 99.1

CERTAIN PROVISIONS OF MARYLAND LAW AND OF CARETRUST REIT, INC.’S CHARTER AND BYLAWS

References to “we,” “us” and “our” in this section refer only to CareTrust REIT, Inc. and not to its consolidated subsidiaries.

Although the following summary describes certain provisions of Maryland law and of our charter (as amended, our “charter”) and our amended and restated bylaws (our “bylaws”), it is not a complete description of Maryland law, the MGCL provisions applicable to a Maryland real estate investment trust or our charter and bylaws. These descriptions may not contain all of the information that is important to you. You are encouraged to read the full text of (i) our charter, a copy of which is included as an exhibit to our annual report on Form 10-K for the fiscal year ended December 31, 2018 and (ii) our bylaws, a copy of which is included as an exhibit to our current report on Form 8-K filed with the SEC on March 7, 2019, each of which is incorporated by reference into the registration statement of which this prospectus is a part, as well as the provisions of applicable Maryland law.

Amendments to Our Charter and Bylaws and Approval of Extraordinary Actions

Under Maryland law, a Maryland corporation generally cannot amend its charter, merge, consolidate, sell all or substantially all of its assets, engage in a statutory share exchange or dissolve unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these actions by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that the affirmative vote of at least a majority of the votes entitled to be cast on the matter is required to approve all charter amendments or extraordinary actions. However, Maryland law permits a Maryland corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

Our bylaws may be adopted, altered or repealed, in whole or in part, or new bylaws may be adopted by (i) our board of directors or (ii) our stockholders with the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors.

Election and Removal of Directors; Vacancies on Our Board of Directors

Our bylaws require, in uncontested elections, that each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of shares affirmatively voted “against” the nominee in order for that nominee to be elected. If an incumbent director fails to receive a majority of the votes cast in an uncontested election, such incumbent director shall promptly tender his or her resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee will then promptly consider any such tendered resignation and will make a recommendation to the board of directors as to whether such tendered resignation should be accepted, rejected, or whether other action should be taken. The board of directors, within 90 days after the date on which certification of the stockholder vote on the election of directors is made, will publicly disclose its decision and rationale regarding whether to accept, reject or take other action with respect to the tendered resignation in a press release, a periodic or current report filed with the SEC or by other public announcement. The nominating and corporate governance committee and the board of directors may consider any factors they deem relevant in deciding whether to accept, reject or take other action with respect to any such tendered resignation. A plurality voting standard will continue to apply in the event of a Contested Election (as defined in our bylaws).

In addition, our charter provides that, subject to the rights of holders of any class or series of preferred stock separately entitled to elect one or more directors, a director (or the entire board of directors) may be removed only with “cause” (as defined in our charter), by the affirmative vote of two-thirds of the combined voting power of all classes of stock entitled to vote in the election of directors, voting as a single class. We have elected to be subject to certain provisions of the MGCL, as a result of which our board of directors has the exclusive power to fill vacancies on the board of directors.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, a board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder, voting together as a single class.

These supermajority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has not opted out of the business combination provisions of the MGCL and, consequently, the five-year prohibition and the supermajority vote requirements apply to business combinations between us and any interested stockholder of ours.

We are subject to the business combination provisions described above. However, our board of directors may elect to opt out of the business combination provisions by resolution at any time in the future.

Control Share Acquisitions

Maryland law provides that issued and outstanding shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers, or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to, directly or indirectly, exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	more than 50%.

Control shares do not include shares the acquiror is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction or waiver of certain conditions, including an undertaking to pay the expenses of the special meeting. If no request for a special meeting is made, the corporation may itself present the question at any stockholder meeting.

If voting rights are not approved at the special meeting or if the acquiror does not deliver an acquiring person statement as required by the statute, then the corporation may, subject to certain conditions and limitations, redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply to (1) shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (2) acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision that exempts from the MGCL’s control share acquisition statute any and all acquisitions by any person of shares of our stock. However, there can be no assurance that this provision will not be amended or eliminated, in whole or in part, at any time in the future.

Subtitle 8

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or by a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the directors;

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a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors in office and such director shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified; and

•	a majority requirement for the calling of a special meeting of stockholders.

In connection with our 2018 annual meeting of stockholders, we amended our charter to reflect that we have elected to be subject to the provisions of Subtitle 8 that vests in our board of directors the exclusive power to fix the number of directors and requires that vacancies on the board may be filled only by the remaining directors and for the remainder of the full term of the directors in which the vacancy occurred. Through provisions in our bylaws unrelated to Subtitle 8, we require, unless called by our chairman, chief executive officer, president or the board of directors, the request of stockholders entitled to cast not less than twenty-five percent (25%) of the votes entitled to be cast at such meeting to call a special meeting of stockholders.

In addition, also in connection with our 2018 annual meeting of stockholders, our board of directors and stockholders approved amendments to our charter to declassify the board of directors and phase in the annual election of directors beginning at the 2018 annual meeting of stockholders. Accordingly, beginning at our 2018 annual meeting of stockholders, directors whose terms expire at the annual meeting at which they are to be elected will stand for election for a one-year term and will hold office until their respective successors are elected and qualified or until their earlier resignation or removal. Therefore, beginning with our 2020 annual meeting of stockholders, the entire board of directors will be elected on an annual basis.

Special Meetings of the Stockholders

Our bylaws provide that our chairman, chief executive officer, president or board of directors has the power to call a special meeting of stockholders. A special meeting of our stockholders to act on any matter that may properly be brought before a meeting of stockholders will also be called by the secretary upon the written request of stockholders entitled to cast not less than twenty-five percent (25%) of all the votes entitled to be cast on such matter at the meeting and containing the information required by our bylaws. The secretary is required to inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including its proxy materials), and the requesting stockholder is required to pay such estimated cost to the secretary prior to the preparation and mailing of any notice for such special meeting.

Transactions Outside the Ordinary Course of Business

Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Our charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter.

Dissolution of Our Company

The dissolution of our company must be declared advisable by a majority of our entire board of directors and approved by the affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter.

Advance Notice of Director Nomination and New Business

Our bylaws provide that, at any annual meeting of stockholders, nominations of individuals for election to the board of directors and proposals of business to be considered by stockholders may generally be made only (1) pursuant to our notice of the meeting (or any supplement thereto), (2) by or at the direction of the board of directors or (3) by a stockholder who (i) was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the annual meeting, (ii) is entitled to vote at the meeting in the election of directors or on any such other proposed business and (iii) has complied with the advance notice procedures of our bylaws. The stockholder must provide notice to our secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time on the 120th day prior to the first anniversary of the date of our proxy statement for the solicitation of proxies for the election of directors at the preceding year’s annual meeting.

Only the business specified in our notice of meeting may be brought before any special meeting of stockholders. Our bylaws provide that nominations of individuals for election to our board of directors at a special meeting of stockholders may be made only (1) by or at the direction of our board of directors or (2) if the special meeting has been called for the purpose of electing directors, by any stockholder who (i) was a stockholder of record both at the time of giving of notice by the stockholders and at the time of the meeting, (ii) is entitled to vote at the meeting in the election of each individual so nominated, and (iii) has complied with the advance notice provisions set forth in our bylaws. Such stockholder will be entitled to nominate one or more individuals, as the case may be, for election as a director if the stockholder’s notice, containing the information required by our bylaws, is delivered to our secretary not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of (i) the 90th day prior to such special meeting or (ii) the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford our board of directors the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by our board of directors, to inform stockholders and make recommendations regarding such nominations or other proposals. The advance notice procedures also permit a more orderly procedure for conducting stockholder meetings.

Choice of Forum

Our bylaws provide that, unless we consent in writing to the selection of an alternate forum, the Circuit Court for Baltimore City, Maryland (the “Court”) shall be the sole and exclusive forum for (i) any derivative action brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, and any record or beneficial stockholder of CareTrust REIT, Inc. who commences such an action shall cooperate in a request that the action be assigned to the Court’s Business & Technology Case Management Program.

Effect of Certain Provisions of Our Charter and Bylaws and of Maryland Law

The restrictions on transfer and ownership of our stock contained in our charter prohibit any person from acquiring more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of our common stock, or more than 9.8% in value of the outstanding shares of all classes or series of our stock, without the prior consent of our board of directors. In addition, the MGCL’s business combination statute may discourage others from trying to acquire more than 10% of our stock without the advance approval of our board of directors, and may substantially delay or increase the difficulty of consummating any transaction with or change in control of us. Because our board of directors is able to approve exceptions to the ownership limits and exempt transactions from the MGCL’s business combination statute, the ownership limits and the business combination statute will not interfere with a merger or other business combination approved by our board of directors. The power of our board of directors to classify and reclassify unissued common stock or preferred stock, and authorize the issuance of classified or reclassified shares, could also have the effect of delaying, deferring or preventing a change in control or other transaction.

In connection with our 2018 annual meeting of stockholders, our board of directors and stockholders approved amendments to our charter to declassify the board of directors and phase in the annual election of directors beginning at the 2018 annual meeting of stockholders. Accordingly, beginning at our 2018 annual meeting of stockholders, directors elected at any annual meeting of stockholders will be elected for a one-year term and will hold office until their respective successors are elected and qualified or until their earlier resignation or removal. Therefore, beginning with our 2020 annual meeting of stockholders, the entire board of directors will be elected on an annual basis. Accordingly, until the 2020 annual meeting of stockholders, when all of our directors will be elected for a term expiring at the next annual meeting of stockholders, our board structure could have the effect of making the replacement of certain incumbent directors more time consuming and difficult. Additionally, until the 2020 annual meeting of stockholders, our board structure may delay, defer or prevent a tender offer, an attempt to the change control of us, even though a tender offer or change in control might be believed by our stockholders to be in their best interest.

In addition, our charter and bylaws do not provide for cumulative voting. Our bylaws require, in uncontested elections, that each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of shares affirmatively voted “against” the nominee in order for that nominee to be elected. A plurality voting standard will continue to apply in the event of a Contested Election. If an incumbent director fails to receive a majority of the votes cast in an uncontested election, such incumbent director shall promptly tender his or her resignation for consideration by the nominating and corporate governance committee. See above under “Election and Removal of Directors; Vacancies on Our Board of Directors” for additional information on the consideration of such resignation by the nominating and corporate governance committee and the board of directors.

The provisions described above, along with other provisions of the MGCL and our charter and bylaws discussed above, including provisions relating to the election and removal of directors and the filling of vacancies, the supermajority vote that is required to amend certain provisions of our charter, the advance notice provisions and the procedures that stockholders are required to follow to request a special meeting, alone or in combination, could have the effect of delaying, deferring or preventing a proxy contest, tender offer, merger or other change in control of us that might involve a premium price for shares of our common stockholders or otherwise be in the best interest of our stockholders, and could increase the difficulty of consummating any offer.

Indemnification of Directors and Executive Officers

Maryland law permits a Maryland corporation to include in its charter a provision that limits the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active or deliberate dishonesty that is established by a final judgment and that is material to the cause of action. Our charter contains a provision that limits, to the maximum extent permitted by Maryland statutory or decisional law, the liability of our directors and officers to us and our stockholders for money damages.

Maryland law requires a Maryland corporation (unless otherwise provided in its charter, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in that capacity unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or in our right in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, will be limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by him or her, or on his or her behalf, to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Our bylaws require, to the maximum extent permitted by Maryland law, that we indemnify and pay or reimburse the reasonable costs, fees and expenses (including attorney’s costs, fees and expenses) in advance of the final disposition of a proceeding of (1) any present or former director or officer and (2) any individual who, while a director or officer and, at our request, serves or has served another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager, in each case, who was or is made or threatened to be made a party to any pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative proceeding may incur by reason of his or her service in any of the foregoing capacities.

In addition, our bylaws permit us, with the approval of our board of directors, to provide such indemnification and payment or reimbursement of expenses in advance to any individual who served a predecessor of ours in any of the capacities described in the paragraph above and to any employee or agent of ours or a predecessor of ours.

We have entered into indemnification agreements with each of our executive officers and directors providing for the indemnification of, and advancement of expenses to, each such person in connection with claims, suits or proceedings arising as a result of such person’s service as an officer or director of ours. We also maintain insurance on behalf of our directors and officers, insuring them against liabilities that they may incur in such capacities or arising from this status.